Goodwill and Intangible Assets, Net - Amortization Expense on Definite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Cost of revenue	$ 180	$ 572	$ 1,405
Amortization of definite-lived purchased intangible assets	94,205	105,213	108,453
Total	$ 94,385	$ 105,785	$ 109,858